EXHIBIT 24.1

                               POWERS OF ATTORNEY
            (S-8 Registration Statement for Stock Incentive Plan and
                             1998 Stock Option Plan)

          The undersigned, an officer and/or director of TEKTRONIX, INC. (the "Company"), constitutes and appoints JEROME J. MEYER, CARL W. NEUN, and JAMES F. DALTON, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration and issuance under the Act of Common Shares of the Company to be acquired pursuant to the Tektronix, Inc. 1989 Stock Incentive Plan and the Tektronix, Inc. 1998 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common shares or any exhibits filed therewith; and to file the same with the SEC; and the undersigned does hereby ratify and confirm all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 3, 1998



                                       JEROME J. MEYER
                                       -----------------------------------------
                                       Jerome J. Meyer

                                                                    EXHIBIT 24.1

                               POWERS OF ATTORNEY
            (S-8 Registration Statement for Stock Incentive Plan and
                             1998 Stock Option Plan)

          The undersigned, an officer and/or director of TEKTRONIX, INC. (the "Company"), constitutes and appoints JEROME J. MEYER, CARL W. NEUN, and JAMES F. DALTON, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration and issuance under the Act of Common Shares of the Company to be acquired pursuant to the Tektronix, Inc. 1989 Stock Incentive Plan and the Tektronix, Inc. 1998 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common shares or any exhibits filed therewith; and to file the same with the SEC; and the undersigned does hereby ratify and confirm all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 3, 1998



                                       PAULINE LO ALKER
                                       -----------------------------------------
                                       Pauline Lo Alker

                                                EXHIBIT 24.1

                     POWERS OF ATTORNEY
  (S-8 Registration Statement for Stock Incentive Plan and
                   1998 Stock Option Plan)

          The undersigned, an officer and/or director of TEKTRONIX, INC. (the "Company"), constitutes and appoints JEROME J. MEYER, CARL W. NEUN, and JAMES F. DALTON, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration and issuance under the Act of Common Shares of the Company to be acquired pursuant to the Tektronix, Inc. 1989 Stock Incentive Plan and the Tektronix, Inc. 1998 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common shares or any exhibits filed therewith; and to file the same with the SEC; and the undersigned does hereby ratify and confirm all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 3, 1998



                                       A. GARY AMES
                                       -----------------------------------------
                                       A. Gary Ames

                                                EXHIBIT 24.1

                     POWERS OF ATTORNEY
  (S-8 Registration Statement for Stock Incentive Plan and
                   1998 Stock Option Plan)

          The undersigned, an officer and/or director of TEKTRONIX, INC. (the "Company"), constitutes and appoints JEROME J. MEYER, CARL W. NEUN, and JAMES F. DALTON, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration and issuance under the Act of Common Shares of the Company to be acquired pursuant to the Tektronix, Inc. 1989 Stock Incentive Plan and the Tektronix, Inc. 1998 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common shares or any exhibits filed therewith; and to file the same with the SEC; and the undersigned does hereby ratify and confirm all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 3, 1998



                                       GERRY B. CAMERON
                                       -----------------------------------------
                                       Gerry B. Cameron

                                                                    EXHIBIT 24.1

                               POWERS OF ATTORNEY
            (S-8 Registration Statement for Stock Incentive Plan and
                             1998 Stock Option Plan)

          The undersigned, an officer and/or director of TEKTRONIX, INC. (the "Company"), constitutes and appoints JEROME J. MEYER, CARL W. NEUN, and JAMES F. DALTON, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration and issuance under the Act of Common Shares of the Company to be acquired pursuant to the Tektronix, Inc. 1989 Stock Incentive Plan and the Tektronix, Inc. 1998 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common shares or any exhibits filed therewith; and to file the same with the SEC; and the undersigned does hereby ratify and confirm all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 3, 1998



                                       DAVID N. CAMPBELL
                                       -----------------------------------------
                                       David N. Campbell

                                                                    EXHIBIT 24.1

                               POWERS OF ATTORNEY
            (S-8 Registration Statement for Stock Incentive Plan and
                             1998 Stock Option Plan)

          The undersigned, an officer and/or director of TEKTRONIX, INC. (the "Company"), constitutes and appoints JEROME J. MEYER, CARL W. NEUN, and JAMES F. DALTON, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration and issuance under the Act of Common Shares of the Company to be acquired pursuant to the Tektronix, Inc. 1989 Stock Incentive Plan and the Tektronix, Inc. 1998 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common shares or any exhibits filed therewith; and to file the same with the SEC; and the undersigned does hereby ratify and confirm all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 3, 1998



                                       PAUL C ELY, JR.
                                       -----------------------------------------
                                       Paul C. Ely, Jr.

                                                                    EXHIBIT 24.1

                               POWERS OF ATTORNEY
            (S-8 Registration Statement for Stock Incentive Plan and
                             1998 Stock Option Plan)

          The undersigned, an officer and/or director of TEKTRONIX, INC. (the "Company"), constitutes and appoints JEROME J. MEYER, CARL W. NEUN, and JAMES F. DALTON, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration and issuance under the Act of Common Shares of the Company to be acquired pursuant to the Tektronix, Inc. 1989 Stock Incentive Plan and the Tektronix, Inc. 1998 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common shares or any exhibits filed therewith; and to file the same with the SEC; and the undersigned does hereby ratify and confirm all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 3, 1998



                                       A.M. GLEASON
                                       -----------------------------------------
                                       A.M. Gleason

                                                                    EXHIBIT 24.1

                               POWERS OF ATTORNEY
            (S-8 Registration Statement for Stock Incentive Plan and
                             1998 Stock Option Plan)

          The undersigned, an officer and/or director of TEKTRONIX, INC. (the "Company"), constitutes and appoints JEROME J. MEYER, CARL W. NEUN, and JAMES F. DALTON, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration and issuance under the Act of Common Shares of the Company to be acquired pursuant to the Tektronix, Inc. 1989 Stock Incentive Plan and the Tektronix, Inc. 1998 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common shares or any exhibits filed therewith; and to file the same with the SEC; and the undersigned does hereby ratify and confirm all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 3, 1998



                                       MERRILL A. MCPEAK
                                       -----------------------------------------
                                       Merrill A. McPeak

                                                                    EXHIBIT 24.1

                               POWERS OF ATTORNEY
            (S-8 Registration Statement for Stock Incentive Plan and
                             1998 Stock Option Plan)

          The undersigned, an officer and/or director of TEKTRONIX, INC. (the "Company"), constitutes and appoints JEROME J. MEYER, CARL W. NEUN, and JAMES F. DALTON, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration and issuance under the Act of Common Shares of the Company to be acquired pursuant to the Tektronix, Inc. 1989 Stock Incentive Plan and the Tektronix, Inc. 1998 Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to one or more Registration Statements on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common shares or any exhibits filed therewith; and to file the same with the SEC; and the undersigned does hereby ratify and confirm all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 3, 1998



                                       WILLIAM D. WALKER
                                       -----------------------------------------
                                       William D. Walker